EXHIBIT 10.56


                  MORGENS, WATERFALL, VINTIADIS & COMPANY, INC.



John C. "Bruce" Waterfall
10 East 50th Street
New York, New York 10022
(212)705-0500
f(212)838-5540



November 12, 1998


Ms. Gina L. Contner
Four Queens, Inc.
202 Fremont Street
Las Vegas, Nevada 89101

RE:      Elsinore Waiver of Interest

Dear Gina:

Please be advised that Morgens, Waterfall, Vintiadis & Co., Inc. hereby consents to the attached waiver and will instruct Morgan Stanley to execute the same.

Sincerely,


/s/ John C. "Bruce" Waterfall
John C. "Bruce" Waterfall



Cc:      Joann McNiff



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MORGAN STANLEY

                                                       MORGAN STANLEY & CO.
                                                       INCORPORATED
                                                       ONE PIERREPONT PLAZA
                                                       BROOKLYN, NEW YORK 11201
                                                      (718)754-4000

                                November 13, 1998

The Depository Trust Company
Proxy Department
7 Hanover Square, 23rd Floor
New York, NY 10004

Attn:    Legal Assistant - Shareholders Rights

Re:      Elsinore Corp. 13.50% 8/20/01
         290308AD7 (Broker 050)

Gentleman:

         Please cause your nominee, Cede & Co., to sign one copy of the attached letter (the "waiver letter") in order to waive certain provisions of the Indenture relating to $29,104,000 Principal Amount of the above-referenced securities credited to our DTC Participant account on August 26, 1998.

         In addition to acknowledging that this request is subject to the provided for in DTC Rule 6, the undersigned hereby certifies to DTC and Cede & Co. that the information and facts set forth in the Waiver Letter are true and correct including the following:

         1. The agreement Principal Amount of the Securities credited to our DTC Participant account that are beneficially owned by our customer, and

         2. There have been no prior requests to DTC or Cede & Co. for the execution of a letter similar to the attached Waiver Letter with respect to the Principal Amount of Securities referred to therein.

         Please make the Waiver Letter available for pick-up Morgan Stanley responsible for picking up documents from DTC.

                                Very truly yours,


                                 By:      SIGNATURE GUARANTEED
                                          MEDALLION GUARANTEED
                                          MORGAN STANLEY & CO. INC.
                                          /s/Ben Largo
                                          XOOOO505
                                          NYSE, INC. MEDALLION SIGNATURE PROGRAM
                                          B1112


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                                                          Cede & Co.

                                                     Waiver of Compliance

         To:      Elsinore Corporation (the "Company")


Re:    $30,000,000 131/2% Second Mortgage Notes due 2001 of Elsinore Corporation
       -------------------------------------------------------------------------

                  The undersigned, pursuant to Section 10.2 of that certain Amended and Restated Indenture dated as of March 3, 1997 (the "Indenture"), by and among the Company, the guarantors named therein and First National Trust Association, as trustee ("Trustee"), hereby:

         1. Certifies that it was the beneficial owner of $29,104,000 principal amount (the "Principal Amount") of the Securities on the August 15, 1998 record date for payment of interest due on August 31, 1998, which Principal Amount was on deposit on such record date in the Depository Trust Company account of Morgan Stanley in the record name of Cede & Co. as nominee; and

         2. Waives the semi-annual payment of interest due on the Principal Amount of the Securities on August 31, 1998, which was extended by a previous waiver to October 31, 1998 for an additional sixty (60) days, to December 30, 1998.

                  The waiver set forth above shall be limited precisely as written and relates solely to the semi-annual payment of interest due on the Principal Amount of the Securities due on August 31, 1998, in the manner and to the extent described above, and nothing in this waiver shall be deemed to

(a) constitute a waiver of compliance by Company with respect to (i) Company's compliance with Section 5.1 of the Indenture (and paragraphs 1 and 2 of the Securities) in any other instance, including (x) payments of principal or interest required to be made to the undersigned on any date other than on October 31, 1998, and (y) payments of principal or interest required to be made at any time to Trustee, or to any holders of Securities other than the undersigned; or (ii) any other term, provision or condition of the Indenture, the Securities, or any other instrument or agreement referred to therein or ancillary thereto, or

(b) prejudice any right or remedy that Trustee, the undersigned, or any other holder of Securities may now have or may have in the future under or in connection with the Indenture, the Securities, or any other instrument or agreement referred to therein or ancillary thereto

                  Except as expressly set for herein, the terms provisions, and conditions of the Indenture, the Securities, and the other instruments and agreements referenced therein or ancillary thereto shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                  This waiver shall be effective upon delivery to the Company and the Trustee. All capitalized words not defined herein are used as defined in the Indenture.

                  Cede & Co.
                  November 12, 1998

                  By: /s/John Schuermann